                                                     THE LATIN AMERICA
                                                     EQUITY FUND, INC.

                                                    SEMI-ANNUAL REPORT
                                                       JUNE 30, 2002

[LAQ LISTED NYSE(R) LOGO]

3019-SA-02

 CONTENTS

Letter to Shareholders........................................1

Portfolio Summary.............................................4

Schedule of Investments.......................................6

Statement of Assets and Liabilities...........................9

Statement of Operations......................................10

Statement of Changes in Net Assets...........................11

Financial Highlights.........................................12

Notes to Financial Statements................................14

Results of Annual Meeting of Shareholders....................20

Description of InvestLink(SM) Program........................21

Privacy Policy Notice........................................24

================================================================================

 LETTER TO SHAREHOLDERS

                                                                   July 30, 2002

DEAR SHAREHOLDER:

We are writing to report on the activities of The Latin America Equity Fund, Inc. (the "Fund") for the six months ended June 30, 2002.

At June 30, 2002, the Fund's net assets were $100.2 million. The Fund's net asset value ("NAV") was $13.48 per share as compared to $15.06 at December 31, 2001.

PERFORMANCE: NEGATIVE, BUT AHEAD OF BENCHMARK

For the six months ended June 30, 2002, the Fund's total return, based on NAV was down 10.49%, versus a decline of 14.78% for the Morgan Stanley Capital International Emerging Markets Free Latin America Index.*

The Fund was hurt by the negative sentiment toward Latin American equities (and equities in general) during the period. However, the Fund outperformed its benchmark, aided by its zero weighting in Argentina, whose market and currency slumped amid the country's ongoing financial crisis. The Fund's underweighting in Brazil late in the period also proved beneficial. The Fund was also helped by what we deemed to be a defensive sector strategy; e.g., in Brazil we increased our focus on certain dollar-exporting industries and virtually eliminated our exposure to banks.

THE MARKET: REVERSAL OF FORTUNES

Latin American equities began the period on a positive note, rising into mid April while outperforming developed stock markets. This reflected an increased appetite for risk in general, against a supportive liquidity backdrop and aided by stronger-than-expected U.S. economic data. There were some noteworthy country-specific factors as well. These included interest-rate cuts by Brazil's central bank and Standard & Poor's upgrading of Mexico's debt to investment-grade status. Investors seemed confident that Argentina's troubles would remain largely isolated, given the encouraging developments in the region's major economies.

Sentiment toward the group turned negative in the latter part of the period, however. This was a result of both global and local forces. From a global standpoint, investors seemed to sense that economic forecasts were overly optimistic, most specifically that the rapid first-quarter GDP growth in the U.S. would prove to be far from sustainable. Markets around the world also pulled back amid revelations of accounting irregularities within U.S. corporations, events that prompted investors to avoid any and all asset classes associated with risk.

The most significant regional catalysts involved Brazil. Political worries crept into the picture ahead of the presidential election slated for October. Polling data suggested that Luiz Inacio da Silva, a left-leaning candidate, could prevail, potentially upending eight years of free-market reforms in Brazil. Investors were also concerned by anti-IMF remarks (in terms of accepting IMF loan packages) made by da Silva and another opposition candidate, Ciro Gomes.

During this time of turbulence, worries mounted over Brazil's ability to service its large and growing debt burden (an amount equal to roughly 60% of the country's GDP as of late July). Lacking evidence of a robust economic recovery in
================================================================================

 LETTER TO SHAREHOLDERS

Brazil and receiving mixed signals regarding the continuity of economic policy, the market began to consider the real possibility of Brazil defaulting on its debt in the not-too-distant future. As political and debt concerns spread, meanwhile, Brazil's currency entered a free-fall in the latter part of the period, greatly exacerbating market losses for U.S.-dollar based investors.

In the end, Latin American equities as a group actually had slightly positive results in local-currency terms for the six months. However, the late-period weakness in Brazil's currency and other regional currencies (including Mexico's peso) resulted in a significant decline in U.S. dollar terms.

PORTFOLIO STRATEGY

Within the Fund we maintained a defensive stance with respect to company and sector emphasis. We ended the period with an underweight position in Brazil, though we were overweight certain of the country's dollar-earning exporting industries, most specifically the steel and paper & packaging areas. We maintained a fairly limited exposure to the country's banks, based on risk concerns (an exposure we further reduced in July, as banks would be highly vulnerable to any default by Brazil on its debt).

We remained comfortable with our investments in Mexico, the market's recent pullback notwithstanding, reflecting our longer-term bullishness on the country's fundamentals and prospects for growth. We also believe that Mexico is less threatened, compared with Brazil, by currency and interest-rate volatility. Elsewhere of note, we maintained a small but meaningful position in Chile, based mostly on company-specific factors. We continued to avoid Argentina.

TOP 10 HOLDINGS, BY ISSUER#

                                        % OF
     HOLDING               COUNTRY   NET ASSETS
     -------               -------   ----------
 1.  Telmex                 Mexico     11.7
 2.  Petrobras              Brazil     10.4
 3.  CVRD                   Brazil      6.3
 4.  Cemex                  Mexico      5.7
 5.  America Movil          Mexico      5.1
 6.  Wal-Mart de Mexico     Mexico      5.0
 7.  Jamaican Assets       Jamaica      5.0
 8.  Bancomer               Mexico      3.8
 9.  Grupo Televisa         Mexico      3.4
10.  Bebidas                Brazil      3.4
                                       ----
     Total                             59.8
                                       ====

----------
# Company names are abbreviations of those found in the chart on page 5.

[CHART]

            COUNTRY BREAKDOWN
            (% of net assets)

Brazil                              38.76
Chile                                9.06
Jamaica                              4.97
Mexico                              42.97
Other##                              4.24

----------
## Other includes countries below 2.00% of net assets.

================================================================================

 LETTER TO SHAREHOLDERS

OUTLOOK
Looking ahead, we believe that Latin American markets and currencies will remain quite volatile. Based on this, and -- more importantly -- our belief that Brazil's medium-term prospects for improving debt dynamics remain dim regardless of the electoral outcome, we intend to maintain a defensive stance. Specifically, until we see signs of more stability in Brazil, we believe it is prudent to pursue a capital preservation strategy in that market. In general, we intend to remain focused on more-defensive sectors and on exporters we deem to have the best medium-term prospects.

Respectfully,

/s/ Emily Alejos

Emily Alejos
Chief Investment Officer**

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's reinvestment program known as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 21 through 23 of this report.

--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Emerging Markets Free Latin America Index is an unmanaged index (with no defined investment objective) of Latin American equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM") is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund and The Brazilian Equity Fund, Inc. She also is an Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

 GEOGRAPHIC ASSET BREAKDOWN

AS A PERCENT OF NET ASSETS

                      JUNE 30, 2002   DECEMBER 31, 2001
Brazil                        38.76%              39.55%
Chile                          8.61%               8.86%
Jamaica                        4.97%               3.64%
Latin America                  1.18%               0.93%
Mexico                        42.97%              45.41%
Peru                           1.58%               1.68%
Global                         1.38%               1.43%
Cash & Other Assets            0.55%              -1.50%

[CHART]

 SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                   JUNE 30, 2002   DECEMBER 31, 2001
Banking                                     3.40%               7.36%
Broadcast, Radio and Television             4.38%               1.09%
Cellular Telecommunications                 5.13%               8.35%
Cement                                      6.79%               3.11%
Diversified Operations                      3.95%               1.81%
Electric-Integrated                         3.85%               7.49%
Financial Services                          4.32%               5.12%
Food & Beverages                            4.54%               8.07%
Investment & Holding Companies              4.97%               4.55%
Mining                                      7.92%               5.07%
Oil & Natural Gas                          10.42%               9.91%
Retail-Major Department Stores              5.51%               6.50%
Telephone-Integrated                       18.17%              20.99%
Other                                      16.10%              13.08%
Cash & Other Assets                         0.55%              -2.50%

================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                PERCENT OF
     HOLDING                                                   SECTOR                COUNTRY    NET ASSETS
-----------------------------------------------------------------------------------------------------------
  1. Telefonos de Mexico, S.A. de C.V.                  Telephone-Integrated          Mexico      11.7
-----------------------------------------------------------------------------------------------------------
  2. Petroleo Brasileiro S.A.                             Oil & Natural Gas           Brazil      10.4
-----------------------------------------------------------------------------------------------------------
  3. Companhia Vale do Rio Doce                                Mining                 Brazil       6.3
-----------------------------------------------------------------------------------------------------------
  4. Cemex, S.A. de C.V.                                       Cement                 Mexico       5.7
-----------------------------------------------------------------------------------------------------------
  5. America Movil, S.A. de C.V.                    Cellular Telecommunications       Mexico       5.1
-----------------------------------------------------------------------------------------------------------
  6. Wal-Mart de Mexico, S.A. de C.V.              Retail-Major Department Stores     Mexico       5.0
-----------------------------------------------------------------------------------------------------------
  7. Jamaican Assets I, L.P.                       Investment & Holding Companies    Jamaica       5.0
-----------------------------------------------------------------------------------------------------------
  8. Grupo Financiero BBVA Bancomer, S.A. de C.V.         Financial Services          Mexico       3.8
-----------------------------------------------------------------------------------------------------------
  9. Grupo Televisa S.A.                            Broadcast, Radio & Television     Mexico       3.4
-----------------------------------------------------------------------------------------------------------
 10. Companhia de Bebidas das Americas                         Bottling               Brazil       3.4
-----------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     NO. OF          VALUE
DESCRIPTION                                          SHARES         (NOTE A)
-------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-98.48%
 BRAZIL-37.79%

 AEROSPACE/DEFENSE EQUIPMENT-1.88%

Empresa Brasileira de
 Aeronautica S.A., ADR............................      88,022   $    1,883,671
                                                                 --------------

 BANKING-1.82%
Banco Itau S.A., PN...............................  28,027,486        1,585,153
Uniao de Bancos Brasileiros
 S.A., GDR........................................      14,600          240,900
                                                                 --------------
                                                                      1,826,053
                                                                 --------------

 BOTTLING-3.36%
Companhia de Bebidas das
 Americas, PN ADR.................................     216,500        3,364,410
                                                                 --------------
 ELECTRIC-INTEGRATED-2.79%
Centrais Eletricas Brasileiras
 S.A., PNB........................................ 105,746,250        1,005,505
Companhia Energetica de
 Minas Gerais, PN................................. 110,734,289        1,252,562
Companhia Paranaense
 de Energia, ADR..................................     133,621          541,165
                                                                 --------------
                                                                      2,799,232
                                                                 --------------

 FOOD-RETAIL-0.40%
Companhia Brasileira
 de Distribuicao Grupo Pao de
 Acucar, ADR......................................      22,400          398,496
                                                                 --------------

 MINING-6.34%
Companhia Vale do Rio Doce,
 ADR..............................................     232,600        6,035,970
Companhia Vale do Rio Doce,
 PNA..............................................      12,269          316,591
                                                                 --------------
                                                                      6,352,561
                                                                 --------------

 OIL & NATURAL GAS-10.42%
Petroleo Brasileiro S.A., ADR.....................     600,200       10,443,480
                                                                 --------------

 PAPER & RELATED PRODUCTS-2.15%
Aracruz Celulose S.A., ADR........................      77,400   $    1,548,000
Votorantim Celulose e Papel
 S.A., ADR........................................      32,300          610,470
                                                                 --------------
                                                                      2,158,470
                                                                 --------------

 STEEL-2.39%
Companhia Siderurgica Nacional
 S.A., ON.........................................  67,830,210        1,078,714
Gerdau S.A., PN................................... 127,374,000        1,319,215
                                                                 --------------
                                                                      2,397,929
                                                                 --------------

 TELEPHONE-INTEGRATED-5.07%
Brasil Telecom Participacoes
 S.A., ADR........................................      47,000        1,330,570
Tele Norte Leste Participacoes
 S.A., ADR........................................     165,703        1,648,745
Telecomunicacoes Brasileiras
 S.A., PN ADR.....................................      32,000          725,760
Telemar Norte Leste S.A., PNA.....................  78,200,000        1,382,114
                                                                 --------------
                                                                      5,087,189
                                                                 --------------

 TOBACCO-0.70%
Souza Cruz S.A., ON...............................     135,000          697,190
                                                                 --------------

 WATER-0.47%
Companhia de Saneamento Basico
 do Estado de Sao Paulo, ADR......................      32,200          280,140
Companhia de Saneamento Basico
 do Estado de Sao Paulo, ON.......................   5,435,820          191,800
                                                                 --------------
                                                                        471,940
                                                                 --------------
TOTAL BRAZIL
 (Cost $45,177,348)..............................................    37,880,621
                                                                 --------------

 CHILE-8.61%

 BANKING-1.58%
Banco Santander Chile, Class A....................   6,183,098          368,979
Banco Santiago S.A................................  17,231,378          290,178
Banco Santiago S.A., ADR..........................      46,800          811,980
SM-Chile S.A., Class B............................   3,348,438          116,967
                                                                 --------------
                                                                      1,588,104
                                                                 --------------

================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                      NO. OF         VALUE
DESCRIPTION                                           SHARES        (NOTE A)
-------------------------------------------------------------------------------
 CHEMICALS-DIVERSIFIED-0.45%
Sociedad Quimica y Minera
 de Chile S.A., Class B...........................     200,000   $      448,293
                                                                 --------------

 CONTAINERS-METAL/GLASS-0.06%
Cristalerias de Chile S.A.........................      10,700           59,196
                                                                 --------------

 DIVERSIFIED OPERATIONS-0.91%
Compania de Petroleos de
 Chile S.A........................................     277,715          913,927
                                                                 --------------

 ELECTRIC-INTEGRATED-1.06%
Colbun S.A........................................   6,405,000          391,450
Empresa Nacional de Electricidad
 S.A., ADR........................................      83,900          670,361
                                                                 --------------
                                                                      1,061,811
                                                                 --------------

 ENGINEERING & CONSTRUCTION-0.04%
MASISA S.A........................................     140,027           38,316
                                                                 --------------

 FOOD & BEVERAGES-1.26%
Embotelladora Andina S.A., PNB                           9,047            9,191
Embotelladora Andina S.A.,
 Series B ADR.....................................      35,900          222,580
Vina Concha y Toro S.A............................     404,311          269,521
Vina Concha y Toro S.A., ADR......................      17,000          562,700
Vina San Pedro S.A.+..............................  17,933,023          194,717
                                                                 --------------
                                                                      1,258,709
                                                                 --------------

 FOOD-RETAIL-0.58%
Distribucion y Servicio D&S
 S.A., ADR........................................      48,700          579,043
                                                                 --------------

 INSURANCE-0.11%
Compania de Seguros La
 Prevision Vida S.A...............................     217,878          112,578
                                                                 --------------

 PAPER & RELATED PRODUCTS-0.55%
Empresas CMPC S.A.................................      59,057          554,425
                                                                 --------------

 RETAIL-MAJOR DEPARTMENT STORES-0.50%
S.A.C.I. Falabella, S.A...........................     669,141          506,426
                                                                 --------------

 STEEL-0.10%
Compania Acero del Pacifico S.A...................     143,931           96,366
                                                                 --------------

                                                      NO. OF         VALUE
DESCRIPTION                                           SHARES        (NOTE A)
-------------------------------------------------------------------------------
 TELEPHONE-INTEGRATED-1.41%
Compania de Telecomunicaciones
 de Chile S.A., ADR...............................      69,300   $      848,925
Compania de Telecomunicaciones
 de Chile S.A., Class A...........................      76,753          230,131
Empresa Nacional
 de Telecomunicaciones S.A........................      63,000          338,910
                                                                 --------------
                                                                      1,417,966
                                                                 --------------
TOTAL CHILE
 (Cost $9,960,101)...............................................     8,635,160
                                                                 --------------

 JAMAICA-4.97%

 INVESTMENT & HOLDING COMPANIES-4.97%
Jamaican Assets I, L.P.+ ++
 (Cost $1,770,680)................................   1,289,981        4,978,630
                                                                 --------------

 LATIN AMERICA-1.18%

 DIVERSIFIED OPERATIONS-1.18%
J.P. Morgan Latin America Capital
 Partners (Cayman), L.P.+ ++......................     575,845          475,130
J.P. Morgan Latin America Capital
 Partners (Delaware), L.P.+ ++#...................   1,222,308          707,826
                                                                 --------------
                                                                      1,182,956
                                                                 --------------

 TELECOMMUNICATIONS-0.00%
International Wireless
 Communications Holdings
 Corp.+ ++........................................      12,636                0
                                                                 --------------
TOTAL LATIN AMERICA
 (Cost $1,881,442)...........................................         1,182,956
                                                                 --------------

 MEXICO-42.97%

 AIRPORT DEVELOPMENT/MAINTENANCE-0.51%
Grupo Aeroportuario del
 Sureste S.A. de C.V., ADR........................      40,000          516,000
                                                                 --------------
 BROADCAST, RADIO & TELEVISION-4.38%
Grupo Televisa S.A., ADR+.........................      90,400        3,379,152
TV Azteca, S.A. de C.V., ADR......................     148,000        1,007,880
                                                                 --------------
                                                                      4,387,032
                                                                 --------------

================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

                                                       NO. OF        VALUE
DESCRIPTION                                            SHARES       (NOTE A)
-------------------------------------------------------------------------------
 CELLULAR TELECOMMUNICATIONS-5.13%
America Movil, S.A. de C.V.,
 Series L ADR.....................................     383,900   $    5,144,260
                                                                 --------------
 CEMENT-6.79%
Apasco, S.A. de C.V., Nominative
 Shares...........................................     177,800        1,043,051
Cemex, S.A. de C.V., ADR..........................     218,477        5,759,054
                                                                 --------------
                                                                      6,802,105
                                                                 --------------

 DIVERSIFIED OPERATIONS-1.86%
Alfa, S.A., Series A+.............................     540,400          910,421
Grupo Carso S.A. de C.V.,
 Series A1+.......................................     319,400          958,969
                                                                 --------------
                                                                      1,869,390
                                                                 --------------

 FINANCIAL SERVICES-4.32%
Grupo Financiero Banorte S.A
 de C.V., Series O................................     218,000          501,715
Grupo Financiero BBVA
 Bancomer, S.A. de C.V.,
 Series O+........................................   4,690,770        3,824,304
                                                                 --------------
                                                                      4,326,019
                                                                 --------------

 FOOD & BEVERAGES-3.28%
Coca-Cola Femsa, S.A., ADR........................      71,538        1,716,912
Grupo Modelo, S.A. de C.V.,
 Series C.........................................     668,322        1,568,265
                                                                 --------------
                                                                      3,285,177
                                                                 --------------

 RETAIL-MAJOR DEPARTMENT STORES-5.01%
Wal-Mart de Mexico, S.A
 de C.V., ADR.....................................     184,906        5,022,084
                                                                 --------------

 TELEPHONE-INTEGRATED-11.69%
Telefonos de Mexico, S.A
 de C.V., Class L ADR.............................     365,200       11,715,616
                                                                 --------------
TOTAL MEXICO
 (Cost $44,836,824)...........................................       43,067,683
                                                                 --------------

 PERU-1.58%

 MINING-1.58%
Compania de Minas
 Buenaventura S.A., Class B ADR
 (Cost $1,401,056)................................      61,933        1,585,485
                                                                 --------------

                                                       NO. OF        VALUE
DESCRIPTION                                            SHARES       (NOTE A)
-------------------------------------------------------------------------------
 GLOBAL-1.38%

 VENTURE CAPITAL-1.38%
Emerging Markets Ventures I L.P.
 (Cost $1,811,947)+ ++#...........................   1,789,903   $    1,380,033
                                                                 --------------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $106,839,398)...............................       98,710,568
                                                                 --------------

 FIXED RATE INVESTMENTS-0.97%

 BRAZIL-0.97%

                                                         PAR
                                                        (000)
                                                        -----
Federal Republic of Brazil,
 Capitalization Bond, 8.00%,
 04/15/14(a) (Cost $1,102,285)  USD                      1,537          972,506
                                                                 --------------

 SHORT-TERM INVESTMENTS-0.45%

 CHILEAN MUTUAL FUNDS-0.45%

                                                       NO. OF
                                                       SHARES
                                                       ------
Bice Drefyus Manager Fund.........................      82,148          200,812
Investis Latin Balance Fund.......................      97,122          155,998
Security Check Fund...............................      22,887           95,084
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $468,795)..............................................          451,894
                                                                 --------------
TOTAL INVESTMENTS-99.90%
 (Cost $108,410,478) (Notes A,D)..............................      100,134,968
                                                                 --------------
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-0.10%............................................          102,988
                                                                 --------------
NET ASSETS-100.00%............................................    $100,237,956
                                                                 ==============

--------------------------------------------------------------------------------
+    Security is non-income producing.
++   Restricted security, not readily marketable (See Notes A and F).
# As of June 30, 2002, the Fund has committed to investing additional capital as follows: J.P. Morgan Latin America Capital Partners (Delaware), L.P. ($5,177,626) and Emerging Markets Ventures I L.P. ($612,254). The aggregate amount of open commitments for the Fund is $5,789,880.
(a) Brady bond; payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals. Pro-rata sinking fund has been established.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.
USD  United States Dollars.

================================================================================

8                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS

Investments, at value (Cost $108,410,478) (Note A)................................     $100,134,968
Cash (including $508,959 of foreign currencies with a cost of $499,515) (Note A)..          615,403
Receivables:
    Investments sold..............................................................        2,318,010
    Dividends.....................................................................          374,109
    Interest......................................................................           25,263
Prepaid expenses..................................................................           21,109
                                                                                       ------------
Total Assets......................................................................      103,488,862
                                                                                       ------------

 LIABILITIES

Payables:
    Investments purchased.........................................................        2,818,004
    Investment advisory fee (Note B)..............................................          245,129
    Administration fees (Note B)..................................................           30,086
    Directors' fees...............................................................           21,265
    Other accrued expenses........................................................          136,422
                                                                                       ------------
Total Liabilities.................................................................        3,250,906
                                                                                       ------------
NET ASSETS (applicable to 7,437,929 shares of common stock outstanding) (Note C)..     $100,237,956
                                                                                       ============
NET ASSET VALUE PER SHARE ($100,237,956 DIVIDED BY 7,437,929).....................           $13.48
                                                                                       ============

 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 7,437,929 shares issued and outstanding
    (100,000,000 shares authorized)...............................................     $      7,438
Paid-in capital...................................................................      152,672,322
Undistributed net investment income...............................................        1,350,998
Accumulated net realized loss on investments and foreign currency related
     transactions.................................................................      (45,475,466)
Net unrealized depreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies.........................       (8,317,336)
                                                                                       ------------
Net assets applicable to shares outstanding.......................................     $100,237,956
                                                                                       ============

================================================================================

See accompanying notes to financial statements.                                9

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME

Income (Note A):
   Dividends....................................................................   $  2,169,465
   Net investment income allocated from partnerships............................        290,963
   Interest.....................................................................         16,422
   Less: Foreign taxes withheld.................................................       (147,449)
                                                                                   ------------
   Total Investment Income......................................................      2,329,401
                                                                                   ------------
Expenses:
   Investment advisory fees (Note B)............................................        481,156
   Administration fees (Note B).................................................         91,908
   Professional fees............................................................         53,506
   Custodian fees...............................................................         52,380
   Printing.....................................................................         34,192
   Accounting fees..............................................................         21,720
   Directors' fees..............................................................         21,584
   Transfer agent fees..........................................................         14,467
   Tender offer fees (Note G)...................................................         12,826
   NYSE listing fees............................................................         12,158
   Insurance....................................................................          5,079
   Other........................................................................         13,770
   Brazilian taxes (Note A).....................................................         71,551
   Chilean repatriation taxes (Note A)..........................................         92,106
                                                                                   ------------
   Total Expenses...............................................................        978,403
                                                                                   ------------
   Net Investment Income........................................................      1,350,998
                                                                                   ------------

 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS

Net realized loss from:
 Investments....................................................................       (631,155)
 Foreign currency related transactions..........................................       (107,729)
Net change in unrealized appreciation in value of investments and translation
    of other assets and liabilities denominated in foreign currencies...........    (12,382,993)
                                                                                   ------------
Net realized and unrealized loss on investments and foreign currency related
    transactions................................................................    (13,121,877)
                                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................   $(11,770,879)
                                                                                   ============

================================================================================

10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               FOR THE SIX MONTHS        FOR THE YEAR
                                                                               ENDED JUNE 30, 2002           ENDED
                                                                                   (UNAUDITED)         DECEMBER 31, 2001
                                                                               -------------------     -----------------
 DECREASE IN NET ASSETS

Operations:
   Net investment income.................................................         $  1,350,998           $  3,437,970
   Net realized loss on investments and foreign currency related
    transactions.........................................................             (738,884)           (23,832,522)
   Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities
    denominated in foreign currencies....................................          (12,382,993)             8,871,418
                                                                                  ------------           ------------
     Net decrease in net assets resulting from operations................          (11,770,879)           (11,523,134)
                                                                                  ------------           ------------
Dividends to shareholders:
   Net investment income.................................................                   --             (4,357,736)
                                                                                  ------------           ------------
Capital share transactions:
   Cost of 1,312,576 shares purchased under Tender Offer (Note G)........                   --            (17,391,632)
                                                                                  ------------           ------------
     Total decrease in net assets........................................          (11,770,879)           (33,272,502)
                                                                                  ------------           ------------

 NET ASSETS

Beginning of period......................................................          112,008,835            145,281,337
                                                                                  ------------           ------------
End of period............................................................         $100,237,956*          $112,008,835
                                                                                  ============           ============

----------
* Includes undistributed net investment income of $1,350,998.

================================================================================

See accompanying notes to financial statements.                               11

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS#
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                      FOR THE SIX
                                                                      MONTHS ENDED     FOR THE YEARS ENDED DECEMBER 31,
                                                                     JUNE 30, 2002     -------------------------------
                                                                      (UNAUDITED)            2001            2000
                                                                     -------------         --------        ---------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period.............................         $15.06             $16.60           $18.57
                                                                        --------           --------        ---------
Net investment income/(loss).....................................           0.18+              0.41*           (0.11)+
Net realized and unrealized gain/(loss).
  on investments and foreign currency related transactions ......          (1.76)             (1.50)           (2.44)
                                                                        --------           --------        ---------
Net increase/(decrease) in net assets resulting from operations .          (1.58)             (1.09)           (2.55)
                                                                        --------           --------        ---------
Dividends and distributions to shareholders:
    Net investment income .......................................             --              (0.57)           (0.08)
    Net realized gain on investments and foreign currency
      related transactions ......................................             --                 --               --
    In excess of net realized gains .............................             --                 --               --
                                                                        --------           --------        ---------
Total dividends and distributions to shareholders ...............             --              (0.57)           (0.08)
                                                                        --------           --------        ---------
Anti-dilutive impact due to capital shares tendered or
  repurchased ...................................................             --               0.12             0.66
                                                                        --------           --------        ---------
Effect of reduction of accrued offering costs ...................             --                 --               --
                                                                        --------           --------        ---------
Dilutive impact due to capital share rights offering ............             --                 --               --
                                                                        --------           --------        ---------
Net asset value, end of period ..................................         $13.48             $15.06           $16.60
                                                                        ========           ========        =========
Market value, end of period .....................................         $11.20             $12.15          $12.875
                                                                        ========           ========        =========
Total investment return (a) ....................................           (7.82)%            (1.07)%          (5.87)%
                                                                        ========           ========        =========
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) .........................       $100,238           $112,009        $145,2281
Ratio of expenses to average net assets (b) .....................           1.70%(c)           1.51%            2.13%
Ratio of expenses to average net assets, excluding fee waivers ..           1.70%(c)           1.51%            2.19%
Ratio of expenses to average net assets, excluding taxes ........           1.42%(c)           1.40%            2.03%
Ratio of ne investment income/(loss) to average net assets ......           2.35%(c)           2.52%           (0.55)%
Portfolio turnover rate..........................................          39.83%            101.73%          125.83%

--------------------------------------------------------------------------------
#   Per share amounts prior to November 10, 2000 have been restated to reflect a conversion factor of 0.9175 for shares issued in connection with the merger of The Latin America Investment Fund, Inc. and The Latin America Equity
    Fund, Inc.
*   Based on actual shares outstanding on November 21, 2001 (prior to the tender offer) and December 31, 2001.
+   Based on average shares outstanding.
++  Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.

================================================================================

12                               See accompanying notes to financial statements.

                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                     --------------------------------------------------------
                                                                       1999          1998             1997             1996
                                                                     --------       -------         --------         --------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ............................      $10.96        $18.77           $18.41           $16.27
                                                                     --------       -------         --------         --------
Net investment income/(loss) ....................................        0.07+         0.16             0.16             0.21
Net realized and unrealized gain/(loss)
  on investments and foreign currency related transactions ......        7.07         (7.85)++          2.01             2.00
                                                                     --------       -------         --------         --------
Net increase/(decrease) in net assets resulting from operations .        7.14         (7.69)            2.17             2.21
                                                                     --------       -------         --------         --------
Dividends and distributions to shareholders:
    Net investment income .......................................          --         (0.12)           (0.17)           (0.07)
    Net realized gain on investments and foreign currency
      related transactions ......................................          --            --            (1.64)              --
    In excess of net realized gains .............................          --            --               --               --
                                                                     --------       -------         --------         --------
Total dividends and distributions to shareholders ...............          --         (0.12)           (1.81)           (0.07)
                                                                     --------       -------         --------         --------
Anti-dilutive impact due to capital shares tendered or
  repurchased ...................................................        0.47            --               --               --
                                                                     --------       -------         --------         --------
Effect of reduction of accrued offering costs ...................          --            --               --               --
                                                                     --------       -------         --------         --------
Dilutive impact due to capital share rights offering ............          --            --               --               --
                                                                     --------       -------         --------         --------
Net asset value, end of period ..................................      $18.57        $10.96           $18.77           $18.41
                                                                     ========       =======         ========         ========
Market value, end of period .....................................     $13.760        $7.834          $14.918          $15.259
                                                                     ========       =======         ========         ========
Total investment return (a) .....................................       75.65%       (46.63)%          10.29%            9.18%
                                                                     ========       =======         ========         ========
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) .........................    $123,262       $86,676         $148,130         $145,230
Ratio of expenses to average net assets (b) .....................        2.14%         2.41%            1.89%            1.69%
Ratio of expenses to average net assets, excluding fee waivers ..        2.22%         2.60%            2.02%            1.80%
Ratio of expenses to average net assets, excluding taxes ........        2.05%         1.77%            1.65%              --
Ratio of ne investment income/(loss) to average net assets ......        0.46%         1.12%            0.77%            1.16%
Portfolio turnover rate..........................................      161.71%       142.35%          111.83%           43.22%

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------
                                                                      1995           1994             1993              1992
                                                                    --------     -  -------         --------           -------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ............................     $19.53         $24.52           $15.66            $16.83
                                                                    --------       --------         --------           -------
Net investment income/(loss) ....................................       0.07           0.01+            0.12+             0.23
Net realized and unrealized gain/(loss)
  on investments and foreign currency related transactions ......      (3.07)          1.05             9.54              0.47
                                                                    --------       --------         --------           -------
Net increase/(decrease) in net assets resulting from operations .      (3.00)          1.06             9.66              0.70
                                                                    --------       --------         --------           -------
Dividends and distributions to shareholders:
    Net investment income .......................................         --          (0.18)              --             (0.23)
    Net realized gain on investments and foreign currency
      related transactions ......................................      (0.26)         (3.38)           (0.82)            (1.44)
    In excess of net realized gains .............................         --             --               --             (0.20)
                                                                    --------       --------         --------           -------
Total dividends and distributions to shareholders ...............      (0.26)         (3.56)           (0.82)            (1.87)
                                                                    --------       --------         --------           -------
Anti-dilutive impact due to capital shares tendered or
  repurchased ...................................................         --             --               --                --
                                                                    --------       --------         --------           -------
Effect of reduction of accrued offering costs ...................         --             --             0.02                --
                                                                    --------       --------         --------           -------
Dilutive impact due to capital share rights offering ............         --          (2.49)              --                --
                                                                    --------       --------         --------           -------
Net asset value, end of period ..................................     $16.27         $19.53           $24.52            $15.66
                                                                    ========       ========         ========           =======
Market value, end of period .....................................    $14.033        $19.210          $27.929           $15.259
                                                                    ========       ========         ========           =======
Total investment return (a) .....................................     (25.65)%       (17.78)%          89.35%            16.49%
                                                                    ========       ========         ========           =======
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) .........................   $128,377       $153.128         $135,573           $86,359
Ratio of expenses to average net assets (b) .....................       2.04%          1.94%            2.00%             2.20%
Ratio of expenses to average net assets, excluding fee waivers ..       2.15%            --               --                --
Ratio of expenses to average net assets, excluding taxes ........       1.81%          1.70%              --                --
Ratio of ne investment income/(loss) to average net assets ......       0.42%          0.04%            0.63%             1.27%
Portfolio turnover rate..........................................      27.05%         68.46%           49.48%            68.70%

--------------------------------------------------------------------------------
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment returns for periods of less than one year or not annualized
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(c) Annualized.

================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. Equity securities are valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market"). If the security did not trade on the Primary Market, it is valued at the closing price on another exchange where it trades. If there are no such sale prices, the value is the most recent bid. Closing prices and bid/asked quotations are supplied by one or more independent pricing services approved by the Board of Directors ("Pricing Service"). If no Pricing Service is able to provide such closing prices and there are more than two dealers, brokers or market makers in the security, the value is the mean between the highest bid and lowest asked obtained from at least two dealers, brokers or market makers. If the dealers, brokers or market makers only provide bid quotations, the value is the mean between the highest and the lowest bid provided. If there is only one dealer, broker or market maker, the value is the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid in which case the value is the bid.

Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a Pricing Service. Prices supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves or other specific adjustments. If a Pricing Service is not able to provide a price for either foreign or U.S. debt securities and if there are two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask quotations obtained from at least two dealers, brokers or market makers. If the dealers, brokers or market makers only provide bid quotations, the value is the mean between the highest and the lowest bid quotations provided. If there is only one dealer, broker or market maker, the value is the mean between the bid and the ask quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the value is such bid quotation.

All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2002, the Fund held 7.53% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $5,464,069 and fair value of $7,541,619. Although these securities may be resold in a privately negotiated transaction, the prices realized on any such sale could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 2002, the interest rate was 1.05% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest

================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. Net investment income/(loss) from partnerships represents the Fund's pro rata share of net investment income or loss relating to its partnership interests.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 2001, the Fund had a capital loss carryover for U.S. federal income tax purposes of $38,788,175 of which, $9,424,172 and $674,775 expire in 2006 and 2007, respectively and are subject to Internal Revenue Code Sections' limitations. In addition, capital loss carryover of $8,654,660, $154,310 and $19,880,258 expire in 2005, 2006 and 2009, respectively. Differences between capital loss carryforwards on a book and tax basis primarily relates to timing of the recognition of losses from U.S. federal income tax purposes. Undistributable ordinary income on a tax basis is the same as book basis.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 2001, within the prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer realized capital losses of $3,085,239.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to certain remittances from Chile and on net unrealized gains on certain securities held in Chilean pesos. Realized capital gains on the most liquid stocks will not be subject to the tax. Realized capital gains on illiquid shares, interest and dividends received will continue to be subject to the remittance tax. For the six months ended June 30, 2002, the Fund incurred $92,106 of such expense.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to most debit transactions carried out by financial institutions. On June 12, 2002, the Brazilian Senate approved legislation extending the CPMF tax. The CPMF tax, which was originally scheduled to end on June 17, 2002, was extended to 2004 for foreign exchange ("FX") transactions related to fixed-income instruments. The tax will remain at its current rate of 0.38% until the end of 2003, and will lower to 0.08% during 2004. The Senate also approved the proposal to eliminate the CPMF tax from FX transactions related to stock exchange transactions. This exemption was effective July 15, 2002. For the six months ended June 30, 2002, the Fund incurred $71,551 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with

================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains/(losses) represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryforwards, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 10% of its assets (measured at the time of investment) in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on any such sale could be less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. As a result of a decline in the Fund's asset level, as of June 30, 2002 the Fund had no

================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

additional capacity to make investments in non-publicly traded equity securities.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries, which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million. For the six months ended June 30, 2002, CSAM earned $481,156 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2002, CSAM was reimbursed $5,306 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. As compensation for its services, Celfin is paid a fee, out of the advisory fees payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.25% of the assets invested in Chilean securities reduced by a percentage equal to the discount at which the Fund's shares are trading. For the six months ended June 30, 2002, Celfin earned $6,465 for sub-advisory services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee for its services rendered that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 2002, BSFM earned $55,942 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos ("U.F.'s") (approximately $47,000 at June 30, 2002) or 0.10% of the Fund's average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid by the Fund to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $4,800 at June 30, 2002). For the six months ended June 30, 2002, Celfin earned $30,660 and $2,778 for administration and accounting services, respectively.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2002, Merrill was paid $27,469 for its services to the Fund.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors, to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.

================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 7,437,929 shares outstanding at June 30, 2002, CSAM owned 13,746 shares.

 NOTE D. INVESTMENT SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2002 was $110,815,688. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $10,680,720 was composed of gross appreciation of $5,275,699 for those investments having an excess of value over cost and gross depreciation of $15,956,419 for those investments having an excess of cost over value.

For the six months ended June 30, 2002, purchases and sales of securities, other than short-term investments, were $45,168,721 and $47,140,377, respectively.

 NOTE E. CREDIT FACILITY

Through June 18, 2002, the Fund, together with other funds advised by CSAM (collectively the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Prior Credit Facility, which is allocated among the Participating Funds in such a manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal Funds rate plus 0.50%.

Effective June 19, 2002, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At June 30, 2002 and during the six months ended June 30, 2002, the Fund had no borrowings under either credit facility.

================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

 NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of June 30, 2002, value per unit/share of such securities and percent of net assets which the securities comprise.

                                                                                        FAIR VALUE AT                PERCENT OF
                                        NUMBER OF      ACQUISITION                         JUNE 30,     VALUE PER       NET
SECURITY                              UNITS/SHARES        DATES             COST            2002        UNIT/SHARE     ASSETS
--------                              ------------     -----------       ----------     -----------    -----------    --------
Emerging Markets Ventures I L.P.....    1,789,903   01/22/98-11/10/01    $1,811,947      $1,380,033       $0.77          1.38
                                        ---------                        ----------      ----------                      ----
International Wireless
  Communications Holdings Corp......       12,636       12/08/97            274,680               0        0.00          0.00
                                        ---------                        ----------      ----------                      ----
Jamaican Assets I, L.P..............    1,289,981   07/29/97-10/20/97     1,770,680       4,978,630        3.86          4.97
                                        ---------                        ----------      ----------                      ----
J.P. Morgan Latin America Capital
  Partners (Cayman), L.P............      575,845    04/10/00-6/28/01       566,969         475,130        0.83          0.47
                                        ---------                        ----------      ----------                      ----
J.P. Morgan Latin America Capital ..      960,403   04/10/00-12/27/01       776,418         556,160        0.58          0.56
  Partners (Delaware), L.P..........      261,905    03/22/02-5/10/02       263,375         151,666        0.58          0.15
                                        ---------                        ----------      ----------                      ----
                                        1,222,308                         1,039,793         707,826                      0.71
                                        ---------                        ----------      ----------                      ----
Total...............................                                     $5,464,069      $7,541,619                      7.53
                                                                         ==========      ==========                      ====

The Fund may incur certain costs in connection with the disposition of the above securities.

 NOTE G. SELF-TENDER OFFERS

In June 2000, the Board of Directors of the Fund approved a self-tender program, the terms of which included the following: (i) commencing in 2001, the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program and (ii) the per share purchase price will be at least 95% of the Fund's net asset value per share. Pursuant to this program, in November 2001 the Fund completed a tender offer for 15% of its outstanding shares (1,312,576 shares) at a price of $13.25 per share.

The self-tender program is subject to change based on economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program. In addition, the self-tender program is likely to reduce the Fund's asset levels over time. Absent substantial appreciation in the Fund's portfolio or opportunities to raise additional funds, this could lead to higher expense ratios, the absence of reasonable diversification or investment opportunities or other factors that adversely affect the Fund and possibly the continued viability of the Fund as closed-end fund. The Board will reevaluate the program from time to time in light of its effect on the Fund.

================================================================================

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 25, 2002, the Annual Meeting of Shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.


NAME OF DIRECTOR                                        FOR          ABSTAIN
----------------                                     ---------      ---------
James J. Cattano                                     4,525,762      1,733,919
Riordan Roett                                        4,524,365      1,735,316

In addition to the directors re-elected at the meeting, Enrique R. Arzac, George
W. Landau, William W. Priest, Jr., Martin M. Torino and Richard W. Watt continue to serve as directors of the Fund.

Effective May 13, 2002, Laurence R. Smith was elected as Chairman of the Board of Directors.

================================================================================

 DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Latin America Equity Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant

================================================================================
in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

================================================================================

 DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED) (CONCLUDED)

Administrator are not subject to protection under the Securities
Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 338-1176; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of EquiServe, L.P.
================================================================================

 PRIVACY POLICY NOTICE (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

 - Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

 - Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MARCH 29, 2002.

================================================================================

 OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse International Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Value Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund


For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.
================================================================================

 SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of June 30, 2002, CSAM managed over $66 billion in the U.S. and, together with its global affiliates, managed assets of over $313 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAmerEq" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "Latin Amer Eq". The Fund's New York Stock Exchange trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit  Suisse High Yield Bond Fund (DHY)

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------
================================================================================

 DIRECTORS  AND CORPORATE OFFICERS

Enrique R. Arzac        Director

James J. Cattano        Director

George W. Landau        Director

William W. Priest, Jr.  Director

Riordan Roett           Director

Martin M. Torino        Director

Laurence R. Smith       Chairman of the Board of
                        Directors and Chief
                        Executive Officer

Richard W. Watt         President and Director

Emily Alejos            Chief Investment Officer

Yaroslaw Aranowicz      Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

 INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019



This report, including the financial statements
herein, is sent to the shareholders of the Fund
for their information. The financial information
included herein is taken from the records of the
Fund without examination by independent
accountants who do not express an opinion thereon.
It is not a prospectus, circular or representation
intended for use in the purchase or sale of shares
of the Fund or of any securities mentioned in this
report.                                                [LAQ LISTED NYSE(R) LOGO]

================================================================================
                                                                      3019-SA-02